Exhibit 99.1

180 Life Sciences Corp. Announces New Board of Directors Appointments

Renowned Healthcare and Life Sciences Veterans Professor Richard Barker, Larry Gold MD, Shoshana Shendelman PhD, Along with Financial Expert Donald McGovern Jr., to Complement World Class Management Team

NEW YORK, October 05, 2020 /Globe Newswire/ -- KBL Merger Corp. IV (NASDAQ: KBLM or the “Company”), a special purpose acquisition company (SPAC) that previously announced the signing of a definitive agreement to acquire 180 Life Sciences Corp. (“180 Life Sciences”), a clinical-stage biotechnology company focused on the development of novel drugs that fulfill unmet needs in inflammatory diseases, fibrosis and pain, today announced the appointment of Professor Richard Barker, Larry Gold Md., Shoshana Shendelman PhD., and Donald McGovern Jr., to its Board of Directors, upon completion of the business combination.

180 Life Sciences is led by Dr. James Woody who previously served as the founding CEO of OncoMed Pharmaceuticals, as well as President and General Manager of Roche Bioscience. In addition, he served as Chief Scientific Officer and Senior Vice President of R&D for Centocor, where he led the team responsible for developing Remicade, the first of the TNF inhibitor biologics in collaboration with Prof. Sir Marc Feldmann, one of the founders and Co-Chairman of 180 Life Sciences.

Dr. James Woody, 180 Life Sciences CEO stated, “I’m pleased to welcome Richard, Larry, Shoshana and Donald to our Board of Directors. I have known Larry for many years, and I admire his brilliant work in building Somalogic into the premier worldwide protein identification company. Don and I worked on a biotech board together and his vast PWC international experience will be of immense value to 180 Life Sciences.

Richard joins, recommended by Sir Marc Feldmann, with his broad and skillful experience in science, management, and drug development, having served on the Celgene Board. Shoshana joins as the CEO of Applied Therapeutics, an enterprising biotechnology company she founded and has developed into a dynamic organization. Her recent successful experience in the financing arenas will be exceptionally valuable to our team”

Dr. Larry Gold, Ph.D., is an internationally recognized scientist, member of the U.S. National Academy of Sciences and biotech entrepreneur who founded NeXagen, Inc., which later became NeXstar Pharmaceuticals, Inc., and acquired by Gilead Sciences. Dr. Gold also co-founded the biotech company Synergen, Inc., that was later acquired by Amgen for $x. He currently serves as Chairman of SomaLogic, a company that he founded and formerly served as CEO. He has taught at the University of Colorado Boulder since 1970 and served as Chair of the molecular, cellular and developmental biology department from 1988 to 1992.

Shoshana Shendelman, PhD is the Founder, CEO and Chair of the Board of Directors of Applied Therapeutics Inc. (Nasdaq: APLT), a clinical-stage biopharmaceutical company developing a pipeline of novel drug candidates against validated molecular targets in indications of high unmet medical need. Prior to founding Applied Therapeutics in 2016, she founded Clearpoint Strategy Group LLC, a boutique life sciences consulting firm, where she served as the Managing Director from July 2012 to December 2016, and served as a Senior Advisor from January 2017 to December 2018. Dr. Shendelman received her Ph.D. in Cellular, Molecular and Biophysical Studies (CMBS) from Columbia University Vagelos College of Physicians and Surgeons. Dr. Shendelman is a member of the Board of Advisors of Columbia University Medical Center and Columbia University Vagelos College of Physicians & Surgeons, where she serves on the Nominations Committee and the Committee on Innovation and Entrepreneurship

Professor Richard Barker is an internationally respected leader in healthcare and life sciences. He is the Founding Director of New Medicine Partners, a global firm assisting public and private sector organizations to accelerate the worldwide development and adoption of precision medicine. He is chairman of the South London Health Innovation Network. He also chairs Metadvice, an AI-based digital health company enabling personalized medicine in Europe and the US. He is a board member of Image Analysis, a UK company using MRI to quantify the impact of therapy on disease and (until its recent acquisition by BMS) also of Celgene, a major US-based bio-therapeutics company.

Donald A. McGovern, Jr is the former Vice Chairman, Global Assurance, of PricewaterhouseCoopers LLP (PwC). Through decades of leadership at PwC and board experience, Don brings wide-ranging operational, financial, accounting and audit and public company experience. He currently serves on the board of Cars.com. Don joined the board of Cars.com in May 2017 upon the spinout of Cars.com from Tegna creating a new public company listed on the NYSE. Don is chair of the Audit Committee and a member of the Compensation Committee at Cars.com, and a designated financial expert under SEC regulations. His past public board experience has been with CRH, plc. Don served two three-year terms (2013-2019) on the Board of CRH. During his tenure, he was Senior Independent Director, chair of the Remuneration Committee, a member of the Nomination Committee and of the Audit Committee and a designated financial expert under US SEC and UK FRC regulations.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical-stage biotechnology company focused on the development of novel drugs that fulfill unmet needs in inflammatory diseases, fibrosis and pain by leveraging the combined expertise of luminaries in therapeutics from Oxford University, the Hebrew University and Stanford University. 180 Life Sciences is leading the research into solving one of the world’s biggest drivers of disease – inflammation. The company is driving groundbreaking study into clinical programs, which are seeking to develop novel drugs addressing separate areas of inflammation for which there are no effective therapies. The company’s primary platform is a novel program to treat fibrosis and inflammation using anti-TNF, with its lead program in phase 2b/3 clinical trials

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to the timing and completion of the proposed business combination; KBLM’s continued listing on the Nasdaq Stock Market until closing of the proposed business combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by KBLM stockholders; the ability to meet the Nasdaq Stock Market’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future performance, growth and anticipated acquisitions; ability to recognize the anticipated benefits of the proposed business combination; 180 Life Sciences’ ability to execute its plans to develop and market new drug products and the timing and costs of these development programs; 180 Life Sciences’ estimates of the size of the markets for its potential drug products; potential litigation involving KBLM or 180 Life Sciences or the validity or enforceability of the intellectual property of 180 Life Sciences; global economic conditions; geopolitical events and regulatory changes; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in KBLM’s most recent filings with the SEC, as well as in the definitive proxy statement/prospectus filed as result of the transactions described above. All subsequent written and oral forward-looking statements concerning KBLM or 180 Life Sciences, the transactions described herein or other matters and attributable to KBLM or 180 Life Sciences or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of KBLM or 180 Life Sciences undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

KBLM has filed a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus for KBLM’s stockholders, with the Securities and Exchange Commission. The definitive proxy statement/prospectus will be mailed to KBLM’s stockholders that do not opt to receive the document electronically. KBLM and 180 Life Sciences urge investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus, as well as other documents that will be filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read KBLM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the proposed business combination. KBLM’s definitive proxy statement/prospectus, which is included in the registration statement, will be mailed to stockholders of KBLM as of a record date to be established. KBLM’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: KBL Merger Corp. IV, 30 Park Place, Suite 45E, New York, NY 10007; e-mail: admin@kblvc.com. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

KBLM and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of KBLM’s stockholders to be held to approve the proposed transactions in connection with the business combination with 180 Life Sciences. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of KBLM’s stockholders in connection with the proposed business combination with 180 Life Sciences are set forth in the preliminary proxy statement/prospectus included in the registration statement that was filed with the SEC on August 28, 2020. You can find information about KBLM’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 7, 2020. You can obtain free copies of these documents from KBLM using the contact information above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination between KBLM and 180 Life Sciences and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KBLM and 180 Life Sciences, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

Media Inquiries:

Elyse Segall

Pr Revolution

516-901-9095

Elyse@prrevolution.com

Investors:

Jason Assad

Director of IR

180 Life Sciences Corp

678-570-6791

Jason@180lifesciences.com

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